


                                                      FORM 8-K

                                                   CURRENT REPORT


                                         SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C. 20549


                       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2002

Commission                          Registrant; State of Incorporation;                IRS Employer
File Number                           Address; and Telephone Number                    Identification No.

1-9513                              CMS ENERGY CORPORATION                             38-2726431
                                    (A Michigan Corporation)
                                    Fairlane Plaza South, Suite 1100
                                    330 Town Center Drive
                                    Dearborn, Michigan 48126
                                    (313) 436-9261

1-5611                              CONSUMERS ENERGY COMPANY                           38-0442310
                                    (A Michigan Corporation)
                                    212 West Michigan Avenue
                                    Jackson, Michigan
                                    (517) 788-1030

1-2921                              PANHANDLE EASTERN PIPE LINE COMPANY                44-0382470
                                    (A Delaware Corporation)
                                    5444 Westheimer Road, P.O. Box 4967
                                    Houston, Texas 77210-4967
                                    (713) 989-7000


ITEM 4.  Changes in Registrant's Certifying Accountant.

On April 22, 2002,  the Boards of Directors of CMS Energy  Corporation  ("CMS  Energy") and Consumers  Energy Company
("Consumers" and collectively with CMS Energy and their subsidiaries,  the "Company"), upon the recommendation of the
Audit Committee of the Boards,  voted to discontinue the use of Arthur Andersen LLP ("Arthur  Andersen") to audit the
Company's  financial  statements at and for the year ending  December 31, 2002. The Audit  Committee of the Board was
directed  to search for a  replacement  independent  auditor  from among  nationally  recognized  auditing  firms and recommend such  replacement  firm to the Board for appointment as soon as practical.  Arthur Andersen  previously had been retained to review the Company's financial statements at and for the quarter ended March 31, 2002.

Arthur  Andersen's  reports on the Company's  consolidated  financial  statements  for each of the fiscal years ended
December 31, 2001 and December 31, 2000 did not contain an adverse  opinion or disclaimer  of opinion,  nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended  December 31, 2001 and  December 31, 2000,  and through the date hereof,  there were no disagreements  with  Arthur  Andersen  on any  matter  of  accounting  principle  or  practice,  financial  statement disclosure,  or auditing scope or procedure  which,  if not resolved to Arthur  Andersen's  satisfaction,  would have caused  Arthur  Andersen to make  reference  to the subject  matter in  connection  with its report on the  Company's consolidated  financial  statements  for  such  years;  and  there  were no  reportable  events  as  defined  in Item
304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

The Company  provided  Arthur Andersen with a copy of the foregoing  disclosures.  Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated April 29, 2002, stating its agreement with the statements made herein.

Representatives from Arthur Andersen will be invited to attend the Company's
Annual  Meeting of  Shareholders  to be held on May 24,  2002,  to have the  opportunity  to make a statement if they desire to do so, and to respond to appropriate questions.


ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)      Exhibits

         16.1     Letter from Arthur Andersen LLP to the Securities and Exchange Commission,
dated April 29, 2002, regarding change in certifying accountant.

                                                     SIGNATURES


Pursuant to the requirements of the Securities  Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                     CMS ENERGY CORPORATION



Dated:  April 29, 2002                               By:  /s/ Alan M. Wright
                                                          Alan M. Wright
                                                          Executive Vice President, Chief Financial
                                                          Officer and Chief Administrative Officer



                                                     CONSUMERS ENERGY COMPANY



Dated:  April 29, 2002                               By:  /s/ Alan M. Wright
                                                          Alan M. Wright
                                                          Executive Vice President, Chief Financial
                                                          Officer and Chief Administrative Officer



                                                     PANHANDLE EASTERN PIPE LINE COMPANY



Dated:  April 29, 2002                               By:  /s/ Gary W. Lefelar
                                                          Gary W. Lefelar
                                                          Vice President and Controller



                                                    EXHIBIT INDEX


     (c)          Exhibits

         16.1     Letter from Arthur Andersen LLP to the Securities and Exchange Commission,
                  dated April 29, 2002, regarding change in certifying accountant.

                                             EXHIBIT 16.1

                                   [Arthur Andersen LLP Letterhead]


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Avenue
Washington, DC 20549

April 29, 2002

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated April 29, 2002 of CMS Energy Corporation,  Consumers
Energy  Company and Panhandle  Eastern Pipe Line Company to be filed with the  Securities  and Exchange
Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ Arthur Andersen LLP



cc:  Preston D. Hopper, CMS Energy Corporation

